Exhibit 99.2

SUPPLEMENTAL INFORMATION FIRST QUARTER 2021

701 WESTERN AVENUE | GLENDALE, CA 91201 | 818.244.8080 | PSBUSINESSPARKS.COM

ANALYSIS OF OPERATING RESULTS AND FINANCIAL CONDITION FOR

THE THREE MONTHS ENDED MARCH 31, 2021

Forward-Looking Statements

When used within this supplemental information package, the words “may,” “believes,” “anticipates,” “plans,” “expects,” “seeks,” “estimates,” “intends,” and similar expressions are intended to identify “forward-looking statements.” Such forward-looking statements involve known and unknown risks, uncertainties, and other factors, which may cause the actual results and performance of the Company to be materially different from those expressed or implied in the forward-looking statements. Such factors include the duration and severity of the COVID-19 pandemic and its impact on our business and our customers; the impact of competition from new and existing commercial facilities which could impact rents and occupancy levels at the Company’s facilities; the Company’s ability to evaluate, finance, and integrate acquired and developed properties into the Company’s existing operations; the Company’s ability to effectively compete in the markets that it does business in; the impact of the regulatory environment as well as national, state, and local laws and regulations including, without limitation, those governing REITs; the impact of general economic and business conditions, including as a result of the economic fallout of the COVID-19 pandemic; rental rates and occupancy levels at the Company’s facilities; and changes in these conditions as a result of the COVID-19 pandemic, the availability of permanent capital at attractive rates, the outlook and actions of rating agencies and risks detailed from time to time in the Company’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K, and annual reports on Form 10-K.

	March 31, 2021	December 31, 2020
ASSETS

Cash and cash equivalents	$69,492	$69,083	(a)

Real estate facilities, at cost
Land	865,081	864,092
Buildings and improvements	2,196,781	2,186,621

	3,061,862	3,050,713
Accumulated depreciation	(1,199,381)	(1,181,402)

	1,862,481	1,869,311	(b)
Properties held for sale, net	25,698	26,273
Land and building held for development, net	42,870	40,397

	1,931,049	1,935,981

Rent receivable	2,686	1,519	(c)
Deferred rent receivable	37,996	36,788
Other assets	14,716	14,334	(d)

Total assets	$2,055,939	$2,057,705

LIABILITIES AND EQUITY

Accrued and other liabilities	$82,925	$82,065	(e)

Total liabilities	82,925	82,065

Equity
PS Business Parks, Inc.’s shareholders’ equity:
Preferred stock	944,750	944,750
Common stock	274	274
Paid-in capital	736,336	738,022	(f)
Accumulated earnings	72,809	73,631	(g)

Total PS Business Parks, Inc.’s shareholders’ equity	1,754,169	1,756,677
Noncontrolling interests	218,845	218,963

Total equity	1,973,014	1,975,640

Total liabilities and equity	$2,055,939	$2,057,705

See following page for additional detail related to the tickmarks shown in the table above.

(a)	Change in cash and cash equivalents
	Beginning cash balance at December 31, 2020			$69,083
	Net cash provided by operating activities			68,824
	Net cash used in investing activities			(16,424)
	Net cash used in financing activities			(51,991)

	Ending cash balance at March 31, 2021			$69,492

(b)	Change in real estate facilities, at cost
	Beginning balance at December 31, 2020			$1,869,311
	Recurring capital improvements			648
	Tenant improvements, gross			2,925
	Capitalized lease commissions			1,848
	Nonrecurring capital improvements			411
	Depreciation and amortization of real estate facilities			(22,289)
	Transfer from land and building held for development, net			9,052
	Transfer to properties held for sale, net			575

	Ending balance at March 31, 2021			$1,862,481

				Increase
(c)	Change in rent receivable	March 31, 2021	December 31, 2020	(Decrease)
	Non-government customers (1)	$1,818	$646	$1,172
	U.S. Government customers	868	873	(5)

		$2,686	$1,519	$1,167

				Increase
(d)	Change in other assets	March 31, 2021	December 31, 2020	(Decrease)
	Lease intangible assets, net	$8,043	$9,058	$(1,015)
	Prepaid property taxes and insurance	4,450	3,121	1,329
	Other	2,223	2,155	68

		$14,716	$14,334	$382

				Increase
(e)	Change in accrued and other liabilities	March 31, 2021	December 31, 2020	(Decrease)
	Customer security deposits	$39,304	$38,457	$847
	Accrued property taxes	10,748	12,513	(1,765)
	Customer prepaid rent	13,236	12,518	718
	Lease intangible liabilities, net	6,046	6,392	(346)
	Other	13,591	12,185	1,406

		$82,925	$82,065	$860

(f)	Change in paid-in capital
	Beginning paid-in capital at December 31, 2020			$738,022
	SEC offering registration costs			(105)
	Stock compensation expense, net			1,616
	Cash paid for taxes in lieu of shares upon vesting of restricted stock units			(3,197)

	Ending paid-in capital at March 31, 2021			$736,336

(g)	Change in accumulated earnings
	Beginning accumulated earnings at December 31, 2020			$73,631
	Net income			40,096
	Distributions to preferred shareholders			(12,046)
	Distributions to common shareholders			(28,872)

	Ending accumulated earnings at March 31, 2021			$72,809

(1)	Included in the balance at March 31, 2021 is $1.2 million of prior year expense recovery billings billed in the month of March 2021.

	For the Three Months
	Ended March 31,
	2021	2020

Rental income	$108,047	$106,216	(a)

Expenses:
Cost of operations	33,218	31,263	(b)
Depreciation and amortization	22,985	26,619
General and administrative	4,382	3,323	(c)

Total operating expenses	60,585	61,205

Interest and other income	256	557	(d)
Interest and other expense	(211)	(161)	(e)
Gain on sale of real estate facility	-	19,621

Net income	47,507	65,028
Allocation to noncontrolling interests	(7,411)	(11,092)

Net income allocable to PS Business Parks, Inc.	40,096	53,936
Allocation to preferred shareholders	(12,046)	(12,046)
Allocation to restricted stock unit holders	(164)	(275)

Net income allocable to common shareholders	$27,886	$41,615

Net income per common share
Basic	$1.01	$1.52
Diluted	$1.01	$1.51

Weighted average common shares outstanding
Basic	27,495	27,448
Diluted	27,594	27,550

See following page for additional detail related to the tickmarks shown in the table above.

		For The Three Months Ended		Increase
(a)	Rental income:	March 31, 2021	March 31, 2020	(Decrease)
	Same Park (1) (2)	$99,558	$98,377	$1,181
	Same Park non-cash rental income (1) (3)	437	753	(316)
	Non-Same Park (1) (2)	2,899	2,278	621
	Non-Same Park non-cash rental income (1) (3)	870	143	727
	Multifamily	2,327	2,560	(233)
	Rental income from assets sold or held for sale (4)	1,956	2,105	(149)

		$108,047	$106,216	$1,831

		For The Three Months Ended		Increase
(b)	Cost of operations:	March 31, 2021	March 31, 2020	(Decrease)
	Same Park (1)	$29,684	$28,380	$1,304
	Same Park non-cash expense (1) (5)	435	263	172
	Non-Same Park (1)	1,153	829	324
	Non-Same Park non-cash expense (1) (5)	13	6	7
	Multifamily	1,067	1,016	51
	Operating expenses from assets sold or held for sale (4)	866	769	97

		$33,218	$31,263	$1,955

		For The Three Months Ended		Increase
(c)	General and administrative expenses:	March 31, 2021	March 31, 2020	(Decrease)
	Compensation expense	$1,643	$1,753	$(110)
	Stock compensation expense	1,324	668	656
	Professional fees and other	1,415	902	513
		$4,382	$3,323	$1,059

		For The Three Months Ended		Increase
(d)	Interest and other income:	March 31, 2021	March 31, 2020	(Decrease)
	Management fee income	$68	$70	$(2)
	Interest income	4	303	(299)
	Other income	184	184	-
		$256	$557	$(301)

		For The Three Months Ended		Increase
(e)	Interest and other expense:	March 31, 2021	March 31, 2020	(Decrease)
	Interest expense	$-	$-	$-
	Credit facilities fees & other charges	(211)	(161)	(50)
		$(211)	$(161)	$(50)

(1)	Refer to page 22, Definitions and Non-GAAP Disclosures, for the definitions of Same Park and Non-Same Park.
(2)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.0 and $0.1 million for the three months ended March 31, 2021 and 2020, respectively, and (b) rent deferrals and abatements of $0.3 million and $0.0 for the three months ended March 31, 2021 and 2020, respectively. Non-Same Park rental income is presented net of (a) accounts receivable write-offs of $0.0 for both the three months ended March 31, 2021 and 2020, and (b) rent deferrals and abatements of $0 for both of the three months ended March 31, 2021 and 2020.

(3)

Non-cash rental income represents amortization of deferred rent receivable, amortization of above and below market rents, net, and amortization of lease incentives and tenant improvement reimbursements. Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.1 million for both of the three months ended March 31, 2021 and 2020. Non-Same Park non-cash rental income is presented net of deferred rent receivable write-offs of $0.0 for both of the three months ended March 31, 2021 and 2020.

(4)

Amounts shown for the three months ended March 31, 2021 include operating results attributable to assets held for sale comprising 442,000 square feet. Amounts shown for the three months ended March 31, 2020 include operating results attributable to assets held for sale comprising 442,000 square feet and assets sold in 2020 comprising 153,000 square feet.

(5)	Non-cash expense represents stock compensation expense attributable to employees whose compensation expense is recorded in costs of operations.

PROPERTY INFORMATION

	For The Three Months Ended March 31,
	2021	2020	% Change
Total Portfolio (1)
Total rentable square footage at period end	27,369,000	27,040,000	1.2%
Weighted average occupancy	92.4%	92.9%	(0.5%)
Period end occupancy	92.8%	92.6%	0.2%
Cash rental income per occupied square foot (2) (3)
Industrial	$13.84	$13.48	2.7%
Flex	$19.83	$19.36	2.4%
Office	$25.05	$25.26	(0.8%)
Total cash rental income per occupied square foot	$16.23	$16.02	1.3%
Cash rental income per available foot (2) (3)
Industrial	$13.02	$12.54	3.8%
Flex	$17.85	$18.03	(1.0%)
Office	$21.77	$23.20	(6.2%)
Total cash rental income per available foot	$15.00	$14.89	0.7%

Same Park Portfolio (2)
Total rentable square footage at period end	26,271,000	26,271,000	-
Weighted average occupancy	92.4%	92.8%	(0.4%)
Period end occupancy	92.9%	92.4%	0.5%
Cash rental income per occupied square foot (2) (4)
Industrial	$13.99	$13.57	3.1%
Flex	$19.79	$19.34	2.3%
Office	$25.05	$25.26	(0.8%)
Total cash rental income per occupied square foot	$16.40	$16.15	1.5%
Cash rental income per available foot (2) (4)
Industrial	$13.17	$12.60	4.5%
Flex	$17.81	$18.01	(1.1%)
Office	$21.77	$23.20	(6.2%)
Total cash rental income per available foot	$15.16	$14.98	1.2%

Non-Same Park Portfolio (2)
Total rentable square footage at period end	1,098,000	769,000	42.8%
Weighted average occupancy	92.6%	98.5%	(6.0%)
Period end occupancy	91.5%	98.8%	(7.4%)
Cash rental income per occupied square foot (2) (5)
Industrial	$11.13	$11.13	0.0%
Flex	$22.41	$21.32	5.1%
Office	$-	$-	-
Total cash rental income per occupied square foot	$11.98	$12.12	(1.2%)
Cash rental income per available foot (2) (5)
Industrial	$10.31	$11.05	(6.7%)
Flex	$20.71	$19.70	5.1%
Office	$-	$-	-
Total cash rental income per available foot	$11.10	$11.94	(7.0%)

Multifamily Portfolio
Number of units	395	395	-
Weighted average occupancy	94.2%	94.9%	(0.8%)
Period end occupancy	93.6%	94.1%	(0.5%)

(1)	Excludes multifamily assets, assets held for sale comprising 442,000 square feet and assets sold in 2020 comprising 153,000 square feet for the periods shown.
(2)	Refer to page 22, Definitions and Non-GAAP Disclosures, for the definitions of Cash Rental Income per Available Foot, Cash Rental Income per Occupied Square Foot, Same Park, and Non-Same Park.
(3)

Included in the calculation of Total Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.4 million and $0.3 million for the three months ended March 31, 2021 and 2020, respectively, (b) accounts receivable write-offs of $0.0 and $0.1 million for the three months ended March 31, 2021 and 2020, respectively, and (c) rent deferrals and abatements of $0.3 million and $0.0 for the three months ended March 31, 2021 and 2020, respectively.

(4)

Included in the calculation of Same Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.4 million and $0.3 million for the three months ended March 31, 2021 and 2020, respectively, (b) accounts receivable write-offs of $0.0 and $0.1 million for the three months ended March 31, 2021 and 2020, respectively, and (c) rent deferrals and abatements of $0.3 million and $0.0 for the three months ended March 31, 2021 and 2020, respectively.

(5)

Included in the calculation of Non-Same Park Cash Rental Income per Occupied Square Feet and Cash Rental Income per Available foot is (a) lease buyout income of $0.0 for both the three months ended March 31, 2021 and 2020, (b) accounts receivable write-offs of $0.0 for both of the three months ended March 31, 2021 and 2020, and (c) rent deferrals and abatements of $0.0 for both of the three months ended March 31, 2021 and 2020.

NET OPERATING INCOME

	For The Three Months Ended March 31,
	2021	2020	% Change
Rental income
Same Park (1) (2) (3)	$99,995	$99,130	0.9%
Non-Same Park (1)	3,769	2,421	55.7%
Multifamily	2,327	2,560	(9.1%)
Assets sold or held for sale	1,956	2,105	(7.1%)

Total rental income	108,047	106,216	1.7%

Adjusted cost of operations (1) (5)
Same Park (1) (6)	29,684	28,380	4.6%
Non-Same Park (1)	1,153	829	39.1%
Multifamily	1,067	1,016	5.0%
Assets sold or held for sale	858	764	12.3%

Total	32,762	30,989	5.7%

Net operating income
Same Park (1)	70,311	70,750	(0.6%)
Non-Same Park (1)	2,616	1,592	64.3%
Multifamily	1,260	1,544	(18.4%)
Assets sold or held for sale	1,098	1,341	(18.1%)

Total net operating income	$75,285	$75,227	0.1%

CASH NET OPERATING INCOME

	For The Three Months Ended March 31,
	2021	2020	% Change
Cash rental income (1) (5)
Same Park (1) (2) (4)	$99,558	$98,377	1.2%
Non-Same Park (1)	2,899	2,278	27.3%
Multifamily	2,327	2,559	(9.1%)
Assets sold or held for sale	1,956	1,938	0.9%

Total cash rental income	106,740	105,152	1.5%

Adjusted cost of operations (1) (5)
Same Park (1) (6)	29,684	28,380	4.6%
Non-Same Park (1)	1,153	829	39.1%
Multifamily	1,067	1,016	5.0%
Assets sold or held for sale	858	764	12.3%

Total adjusted cost of operations	32,762	30,989	5.7%

Cash net operating income
Same Park (1)	69,874	69,997	(0.2%)
Non-Same Park (1)	1,746	1,449	20.5%
Multifamily	1,260	1,543	(18.3%)
Assets sold or held for sale	1,098	1,174	(6.5%)

Total cash net operating income	$73,978	$74,163	(0.2%)

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION FOR REAL ESTATE (EBITDAre) (1)

	For The Three Months Ended March 31,
	2021	2020	% Change
Net income	$47,507	$65,028	(26.9%)
Net interest (income) expense	132	(166)	179.5%
Depreciation and amortization	22,985	26,619	(13.7%)
Gain on sale of real estate facilities and development rights	-	(19,621)	(100.0%)

EBITDAre	$70,624	$71,860	(1.7%)

(1)	Refer to page 22, Definition and Non-GAAP Disclosures, for the definitions of Same Park, Non-Same Park, Cash Rental Income, Adjusted Cost of Operations, and EBITDAre.
(2)	Same Park rental income and cash rental income include lease buyout income of $0.4 million and $0.3 million for the three months ended March 31, 2021 and 2020, respectively.
(3)

Same Park rental income is presented net of (a) accounts receivable write-offs of $0.0 and $0.1 million for the three months ended March 31, 2021 and 2020, respectively, and (b) deferred rent receivable write-offs of $0.1 million for both of the three months ended March 31, 2021 and 2020.

(4)

Same Park cash rental income is presented net of (a) accounts receivable write-offs of $0.0 and $0.1 million for the three months ended March 31, 2021 and 2020, respectively, and (b) rent deferrals and abatements of $0.3 million and $0.0 for the three months ended March 31, 2021 and 2020, respectively.

(5)	Refer to page 6 for a reconciliation of cash rental income to rental income and adjusted cost of operations to cost of operations as reported on our GAAP statements of income.
(6)	The table below details Same Park Adjusted Cost of Operations:

	For The Three Months Ended March 31,
	2021	2020	% Change
Cost of operations
Property taxes	$11,424	$11,056	3.3%
Utilities	4,637	4,972	(6.7%)
Repairs and maintenance	5,468	5,364	1.9%
Compensation	4,280	4,270	0.2%
Snow removal	1,019	71	1,335.2%
Property insurance	1,178	879	34.0%
Other expenses	1,678	1,768	(5.1%)

Total cost of operations	$29,684	$28,380	4.6%

	For the Three Months Ended
	March 31, 2021				March 31, 2020				Total % Change
	Industrial	Flex	Office	Total	Industrial	Flex	Office	Total
Cash rental income (1)
Northern California	$22,376	$2,401	$2,605	$27,382	$21,039	$2,579	$3,127	$26,745	2.4%
Southern California	9,430	4,941	192	14,563	9,002	4,898	187	14,087	3.4%
Dallas	3,066	4,824	—	7,890	3,168	5,430	—	8,598	(8.2%)
Austin	2,205	6,428	—	8,633	2,184	6,100	—	8,284	4.2%
Northern Virginia	5,063	5,431	8,990	19,484	5,017	5,317	9,089	19,423	0.3%
South Florida	11,257	487	42	11,786	10,608	502	32	11,142	5.8%
Seattle	3,031	1,754	135	4,920	3,004	1,735	186	4,925	(0.1%)
Suburban Maryland	1,148	—	3,752	4,900	1,042	—	4,131	5,173	(5.3%)

Total	57,576	26,266	15,716	99,558	55,064	26,561	16,752	98,377	1.2%

Adjusted cost of operations (1)
Northern California	4,928	674	742	6,344	4,737	648	781	6,166	2.9%
Southern California	2,317	1,300	75	3,692	2,299	1,353	73	3,725	(0.9%)
Dallas	1,103	2,006	—	3,109	1,011	2,034	—	3,045	2.1%
Austin	799	2,416	—	3,215	745	2,214	—	2,959	8.7%
Northern Virginia	1,647	1,800	3,592	7,039	1,483	1,506	3,474	6,463	8.9%
South Florida	3,024	140	20	3,184	2,844	134	14	2,992	6.4%
Seattle	812	410	70	1,292	803	420	54	1,277	1.2%
Suburban Maryland	405	—	1,404	1,809	351	—	1,402	1,753	3.2%

Total	15,035	8,746	5,903	29,684	14,273	8,309	5,798	28,380	4.6%

Cash NOI (1)
Northern California	17,448	1,727	1,863	21,038	16,302	1,931	2,346	20,579	2.2%
Southern California	7,113	3,641	117	10,871	6,703	3,545	114	10,362	4.9%
Dallas	1,963	2,818	—	4,781	2,157	3,396	—	5,553	(13.9%)
Austin	1,406	4,012	—	5,418	1,439	3,886	—	5,325	1.7%
Northern Virginia	3,416	3,631	5,398	12,445	3,534	3,811	5,615	12,960	(4.0%)
South Florida	8,233	347	22	8,602	7,764	368	18	8,150	5.5%
Seattle	2,219	1,344	65	3,628	2,201	1,315	132	3,648	(0.5%)
Suburban Maryland	743	—	2,348	3,091	691	—	2,729	3,420	(9.6%)

Total	$42,541	$17,520	$9,813	$69,874	$40,791	$18,252	$10,954	$69,997	(0.2%)

(1)	Refer to page 22, Definitions and Non-GAAP Disclosures, for the definitions of Same Park, Cash Rental Income, Adjusted Cost of Operations, and Cash NOI.

	For the Three Months Ended March 31,
	2021	2020
Commercial recurring capital expenditures (1)
Same Park
Capital improvements	$640	$1,162
Tenant improvements	2,764	3,402
Lease commissions	1,791	1,822

Total Same Park recurring capital expenditures	5,195	6,386
Non-Same Park
Capital improvements	6	3
Tenant improvements	92	3
Lease commissions	49	7

Total Non-Same Park recurring capital expenditures	147	13

Total recurring capital expenditures	5,342	6,399
Assets sold or held for sale recurring capital expenditures	63	452

Total commercial recurring capital expenditures	5,405	6,851
Non-recurring property renovations (1)	411	93

Multifamily capital expenditures	—	—

Total capital expenditures	$5,816	$6,944

Same Park recurring capital expenditures as a percentage of NOI	7.4%	9.0%

(1)	Refer to page 22, Definitions and Non-GAAP Disclosures, for the definitions of Recurring Capital Expenditures and Non-recurring Property Renovations.

	For the Three Months Ended
	March 31,
	2021	2020
Net income allocable to common shareholders	$27,886	$41,615
Adjustments
Gain on sale of real estate facility	-	(19,621)
Depreciation and amortization	22,985	26,619
Net income allocable to noncontrolling interests	7,411	11,092
Net income allocable to restricted stock unit holders	164	275
FFO allocated to joint venture partner	(27)	(43)

FFO allocable to diluted common shares and units (1)	58,419	59,937
Core FFO allocable to diluted common shares and units (1)	58,419	59,937
Adjustments
Recurring capital improvements	(646)	(1,165)
Tenant improvements	(2,856)	(3,405)
Capitalized lease commissions	(1,840)	(1,829)
Total recurring capital expenditures for assets sold or held for sale	(63)	(452)
Non-cash rental income (2)	(1,307)	(1,064)
Non-cash stock compensation expense	1,780	942
Cash paid for taxes in lieu of shares upon vesting of restricted stock units	(3,197)	(3,655)

FAD allocable to diluted common shares and units (1)	50,290	49,309
Distributions to common shareholders	(28,872)	(28,817)
Distributions to noncontrolling interests - common units	(7,671)	(7,671)
Distributions to restricted stock unit holders	(164)	(182)
Distributions to noncontrolling interests - joint venture	(17)	(38)

Free cash available after fixed charges	13,566	12,601
Non-recurring property renovations (1)	(411)	(93)
Investment in multifamily development	(9,485)	(875)
Investment in industrial development	(1,123)	(437)

Retained cash (1)	$2,547	$11,196

Weighted average outstanding
Common shares	27,495	27,448
Operating partnership units	7,305	7,305
Restricted stock units	47	77
Common share equivalents	99	102

Total diluted common shares and units	34,946	34,932

FFO per share	$1.67	$1.72
Core FFO per share	$1.67	$1.72
FAD distribution payout ratio (3)	73.0%	74.4%

(1)	Refer to page 22, Definitions and Non-GAAP Disclosures, for the definition of FFO, Core FFO, FAD, Non-Recurring Property Renovations and Retained Cash.

(2)	Non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible.

(3)

FAD distribution payout ratio is equal to total distributions to common shareholders, unit holders, restricted stock unit holders and our joint venture partner divided by FAD during the same reporting period.

	As of March 31, 2021			As of December 31, 2020
		% of Total			% of Total
		Market	Wtd Avg		Market	Wtd Avg
	Total	Capitalization	Rate	Total	Capitalization	Rate

Unsecured Debt:
Credit facility borrowing ($250.0 million at LIBOR + 0.825%)	$-	-	-	$-	-	-
Unrestricted cash	(69,492)			(69,083)

Net debt	$(69,492)	-	-	$(69,083)	-	-

Preferred Equity:
5.200% Series W preferred stock (7,590,000 depositary shares outstanding) callable 10/20/21	$189,750	3.0%		$189,750	3.5%
5.250% Series X preferred stock (9,200,000 depositary shares outstanding) callable 9/21/22	230,000	3.7%		230,000	4.2%
5.200% Series Y preferred stock (8,000,000 depositary shares outstanding) callable 12/7/22	200,000	3.2%		200,000	3.6%
4.875% Series Z preferred stock (13,000,000 depositary shares outstanding) callable 11/4/24	325,000	5.2%		325,000	5.9%

Total preferred equity	$944,750	15.1%	5.10%	$944,750	17.2%	5.10%

Total net debt and preferred equity	$875,258	14.0%	5.10%	$875,667	15.9%	5.10%

Common stock (27,516,939 and 27,488,547 shares outstanding as of March 31, 2021 and December 31, 2020, respectively) (1)	$4,253,568	68.0%		$3,652,403	66.4%
Common operating partnership units (7,305,355 units outstanding as of March 31, 2021 and December 31, 2020) (1)	1,129,262	18.0%		970,663	17.7%

Total common equity and operating partnership units (1)	$5,382,830	86.0%		$4,623,066	84.1%

Total implied market capitalization	$6,258,088	100.0%		$5,498,733	100.0%

	For the three months ended March 31, 2021			For the year ended December 31, 2020
Interest expense and related expenses (2)	$136			$548
Preferred distributions	12,046			48,186
Total fixed charges and preferred distributions	$12,182			$48,734

Ratio of EBITDAre to fixed charges and preferred distributions	5.8x			5.7x
Ratio of FFO to total fixed charges and preferred distributions (3)	5.8x			5.7x
Ratio of net debt and preferred equity to EBITDAre (4)	3.1x			3.2x

(1)

Total common equity is calculated as the total number of common stock and operating partnership units outstanding multiplied by the Company’s closing share price at the end of each respective period shown. Closing share prices on March 31, 2021 and December 31, 2020 were $154.58 and $132.87, respectively.

(2)	Interest expense and related expenses includes facility fees associated with our unsecured credit facility.
(3)	Ratio of FFO to total fixed charges and preferred distributions is calculated by dividing FFO excluding fixed charges and preferred distributions by total fixed charges and preferred distributions.
(4)

Ratio of net debt and preferred equity to EBITDAre is calculated as total net debt and preferred equity divided by EBITDAre. Ratio of net debt and preferred equity to EBITDAre as of March 31, 2021 is calculated using annualized EBITDAre for the three months ended March 31, 2021.

Industry Concentration as of March 31, 2021 (1) (2)

			Percentage of
			Total Rental Income
Business services			20.8%
Logistics			13.1%
Technology			10.5%
Retail, food, and automotive			9.1%
Construction and engineering			8.4%
Health services			7.2%
Government			6.3%
Electronics			3.1%
Insurance and financial services			2.6%
Home furnishings			2.5%
Aerospace/defense			1.8%
Communications			1.8%
Education			1.0%
Other			11.8%

Total			100.0%

Top 10 Customers by Total Annual Rental Income as of March 31, 2021 (2)

Customer	Square Footage	Annualized Rental Income (3)	Percentage of Total Annualized Rental Income

US Government	605,000	$14,554	3.4%
Amazon Inc.	543,000	6,670	1.6%
KZ Kitchen Cabinet & Stone	370,000	5,353	1.3%
Luminex Corporation	198,000	4,490	1.1%
ECS Federal, LLC	134,000	2,898	0.7%
Lockheed Martin Corporation	124,000	2,687	0.6%
Carbel, LLC	236,000	2,470	0.6%
CentralColo, LLC	96,000	2,417	0.6%
Applied Materials, Inc.	162,000	2,416	0.6%
Quanta Computer Inc.	179,000	1,941	0.4%

Total	2,647,000	$45,896	10.9%

(1)	Industry concentration is categorized based on customers’ Standard Industrial Classification Code.
(2)	Excludes assets held for sale as of March 31, 2021.
(3)	For leases expiring within one year, annualized rental income includes only the income to be received under the existing lease from April 1, 2021 through the respective date of expiration.

Rentable Square Footage of Same Park Properties by Product Type as of March 31, 2021 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,564	1,242	1,726	4,532	17.1%
South Florida	3,728	126	12	3,866	14.7%
Silicon Valley	3,094	367	-	3,461	13.2%
East Bay	3,297	53	-	3,350	12.8%
Dallas	1,300	1,587	-	2,887	11.0%
Austin	755	1,208	-	1,963	7.5%
Los Angeles County	1,256	317	31	1,604	6.1%
Seattle	1,052	270	28	1,350	5.1%
Suburban Maryland	394	-	751	1,145	4.4%
Orange County	810	101	-	911	3.5%
San Diego County	233	535	-	768	2.9%
Mid-Peninsula	-	94	340	434	1.7%

Total	17,483	5,900	2,888	26,271	100.0%

Percentage by Product Type	66.5%	22.5%	11.0%	100.0%

Same Park Weighted Average Occupancy Rates by Product Type for the Three Months Ended March 31, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.8%	96.2%	86.6%	91.7%
South Florida		95.9%	83.1%	100.0%	95.5%
Silicon Valley		95.9%	87.7%	-	95.0%
East Bay		92.5%	94.5%	-	92.5%
Dallas		87.4%	79.8%	-	83.3%
Austin		95.5%	94.8%	-	95.1%
Los Angeles County		98.5%	93.6%	95.1%	97.5%
Seattle		93.5%	95.4%	64.7%	93.3%
Suburban Maryland		86.0%	-	89.5%	88.3%
Orange County		93.4%	96.7%	-	93.7%
San Diego County		98.4%	92.4%	-	94.2%
Mid-Peninsula		-	84.0%	82.1%	82.5%
Total		94.2%	90.0%	86.8%	92.4%

(1)	Excludes assets held for sale as of March 31, 2021.

Rentable Square Footage of Properties by Product Type as of March 31, 2021 (1)

Markets	Industrial	Flex	Office	Total	% of Total

Northern Virginia	1,810	1,242	1,726	4,778	17.5%
South Florida	3,728	126	12	3,866	14.1%
Silicon Valley	3,094	446	-	3,540	12.9%
East Bay	3,297	53	-	3,350	12.2%
Dallas	1,383	1,587	-	2,970	10.9%
Los Angeles County	1,946	317	31	2,294	8.4%
Austin	755	1,208	-	1,963	7.2%
Seattle	1,052	270	28	1,350	4.9%
Suburban Maryland	394	-	751	1,145	4.2%
Orange County	810	101	-	911	3.3%
San Diego County	233	535	-	768	2.8%
Mid-Peninsula	-	94	340	434	1.6%

Total	18,502	5,979	2,888	27,369	100.0%

Percentage by Product Type	67.6%	21.8%	10.6%	100.0%

Weighted Average Occupancy Rates by Product Type for the Three Months Ended March 31, 2021 (1)

Markets		Industrial	Flex	Office	Total

Northern Virginia		93.5%	96.2%	86.6%	91.7%
South Florida		95.9%	83.1%	100.0%	95.5%
Silicon Valley		95.9%	88.4%	-	94.9%
East Bay		92.5%	94.5%	-	92.5%
Dallas		85.9%	79.8%	-	82.6%
Los Angeles County		97.6%	93.6%	95.1%	97.0%
Austin		95.5%	94.8%	-	95.1%
Seattle		93.5%	95.4%	64.7%	93.3%
Suburban Maryland		86.0%	-	89.5%	88.3%
Orange County		93.4%	96.7%	-	93.7%
San Diego County		98.4%	92.4%	-	94.2%
Mid-Peninsula		-	84.0%	82.1%	82.5%
Total		94.1%	90.0%	86.8%	92.4%

(1)	Excludes assets held for sale as of March 31, 2021.

(1)	Excludes assets sold or held for sale as of March 31, 2021.

Lease Expirations - Total Portfolio (1)

		Annualized		% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	% Total	Rental Income

2021	3,972	$69,987	15.6%	15.6%
2022	6,018	105,557	23.5%	23.5%
2023	5,271	89,545	19.9%	19.9%
2024	3,795	67,189	15.0%	15.0%
2025	2,873	49,723	11.1%	11.1%
Thereafter	3,725	67,057	14.9%	14.9%

Total	25,654	$449,058	100.0%	100.0%

Lease Expirations - Industrial

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Industrial	Rental Income

2021	2,479	$36,321	13.6%	8.1%
2022	3,900	56,895	21.3%	12.7%
2023	3,724	54,620	20.5%	12.2%
2024	2,649	41,218	15.4%	9.2%
2025	1,955	28,307	10.6%	6.3%
Thereafter	3,019	49,747	18.6%	11.1%

Total	17,726	$267,108	100.0%	59.6%

Lease Expirations - Flex (1)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Flex	Rental Income

2021	1,028	$20,718	18.3%	4.6%
2022	1,482	30,889	27.3%	6.9%
2023	985	19,997	17.7%	4.4%
2024	795	16,677	14.8%	3.7%
2025	706	15,857	14.0%	3.5%
Thereafter	431	8,912	7.9%	2.0%

Total	5,427	$113,050	100.0%	25.1%

Lease Expirations - Office (1)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Office	Rental Income

2021	465	$12,948	18.8%	2.9%
2022	636	17,773	25.8%	3.9%
2023	562	14,928	21.6%	3.3%
2024	351	9,294	13.5%	2.1%
2025	212	5,559	8.1%	1.3%
Thereafter	275	8,398	12.2%	1.8%

Total	2,501	$68,900	100.0%	15.3%

(1)	Excludes assets held for sale as of March 31, 2021.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern California

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	No. CA	Rental Income

2021	963	$19,852	15.6%	4.4%
2022	1,197	21,657	17.0%	4.8%
2023	1,261	23,116	18.2%	5.1%
2024	987	17,411	13.7%	3.9%
2025	755	11,124	8.8%	2.5%
Thereafter	1,856	33,965	26.7%	7.5%

Total	7,019	$127,125	100.0%	28.2%

Lease Expirations - Southern California

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	So. CA	Rental Income

2021	618	$12,044	16.6%	2.7%
2022	1,189	21,918	30.2%	4.9%
2023	779	15,050	20.7%	3.4%
2024	477	9,951	13.7%	2.2%
2025	288	5,228	7.2%	1.2%
Thereafter	503	8,429	11.6%	1.9%

Total	3,854	$72,620	100.0%	16.3%

Lease Expirations - Dallas

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Dallas	Rental Income

2021	470	$6,571	19.6%	1.5%
2022	542	6,179	18.4%	1.4%
2023	665	8,601	25.6%	1.9%
2024	300	4,698	14.0%	1.1%
2025	247	4,979	14.8%	1.1%
Thereafter	230	2,555	7.6%	0.6%

Total	2,454	$33,583	100.0%	7.6%

Lease Expirations - Austin

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (1)	Austin	Rental Income

2021	323	$6,091	16.4%	1.4%
2022	413	7,759	20.9%	1.7%
2023	248	4,910	13.2%	1.1%
2024	298	6,429	17.3%	1.4%
2025	397	8,409	22.7%	1.9%
Thereafter	204	3,475	9.5%	0.7%

Total	1,883	$37,073	100.0%	8.2%

(1)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

Lease Expirations - Northern Virginia (1)

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	No. VA	Rental Income

2021	615	$11,193	12.7%	2.5%
2022	1,284	27,221	31.0%	6.1%
2023	648	13,054	14.8%	2.9%
2024	705	13,757	15.7%	3.1%
2025	586	11,039	12.6%	2.5%
Thereafter	575	11,561	13.2%	2.6%

Total	4,413	$87,825	100.0%	19.7%

Lease Expirations - South Florida

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	So. FL	Rental Income

2021	622	$7,273	15.1%	1.6%
2022	974	12,701	26.4%	2.8%
2023	974	12,530	26.0%	2.8%
2024	710	9,354	19.4%	2.1%
2025	328	4,189	8.7%	0.9%
Thereafter	131	2,089	4.4%	0.5%

Total	3,739	$48,136	100.0%	10.7%

Lease Expirations - Suburban Maryland

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Sub. MD	Rental Income

2021	174	$3,201	14.8%	0.7%
2022	168	3,385	15.6%	0.7%
2023	272	5,950	27.5%	1.3%
2024	122	2,697	12.5%	0.6%
2025	122	2,288	10.6%	0.5%
Thereafter	163	4,107	19.0%	0.9%

Total	1,021	$21,628	100.0%	4.7%

Lease Expirations - Seattle

		Annualized	% of	% of Total Annualized
Year of Lease Expiration	Leased Square Footage	Rental Income (2)	Seattle	Rental Income

2021	187	$3,762	17.8%	0.8%
2022	251	4,737	22.5%	1.1%
2023	424	6,334	30.1%	1.4%
2024	196	2,892	13.7%	0.6%
2025	150	2,467	11.7%	0.5%
Thereafter	63	876	4.2%	0.2%

Total	1,271	$21,068	100.0%	4.6%

(1)	Excludes assets held for sale as of March 31, 2021.
(2)	Annualized rental income represents annualized outgoing rents inclusive of related estimated expense recoveries. Actual rental income amounts may vary depending upon re-leasing of expiring spaces.

	Total Portfolio Activity (1) (2)
	Wtd. Avg.	Leasing	Customer	Transaction Costs	Transaction Costs	Cash Rental Rate	Net Effective Rent
Industrial	Occupancy	Volume	Retention	per Executed Foot	as a % of Rents (3)	Change (3)	Change (3)

Northern Virginia	93.5%	145,000	88.6%	$3.75	7.0%	5.3%	8.0%

South Florida	95.9%	283,000	75.1%	1.35	4.1%	8.4%	24.7%

Silicon Valley	95.9%	209,000	88.0%	2.25	3.3%	24.1%	51.3%

East Bay	92.5%	204,000	73.5%	1.33	3.3%	6.3%	16.4%

Dallas	85.9%	216,000	94.0%	2.97	18.6%	2.8%	6.8%

Suburban Maryland	86.0%	42,000	89.6%	2.92	5.5%	-0.6%	8.0%

Austin	95.5%	26,000	0.0%	5.87	19.0%	16.7%	38.0%

Los Angeles	97.6%	150,000	88.1%	1.43	3.8%	7.6%	13.9%

Seattle	93.5%	74,000	92.1%	2.43	6.9%	17.9%	34.7%

Orange County	93.4%	82,000	56.1%	3.92	8.8%	5.2%	11.6%

San Diego	98.4%	25,000	79.0%	0.62	2.2%	1.3%	4.5%
Industrial Totals by Market	94.1%	1,456,000	82.8%	$2.28	5.6%	9.5%	21.2%

Flex (1)

Northern Virginia	96.2%	87,000	70.4%	$6.13	19.6%	-2.0%	5.8%

South Florida	83.1%	14,000	90.0%	0.39	1.2%	7.5%	19.5%

Silicon Valley	88.4%	37,000	73.9%	2.00	6.5%	-6.6%	-4.1%

East Bay	94.5%	4,000	37.3%	0.46	0.8%	-5.3%	0.0%

Dallas	79.8%	108,000	93.5%	2.50	8.4%	-3.9%	-5.2%

Austin	94.8%	27,000	35.4%	5.35	12.3%	4.8%	14.0%

Los Angeles	93.6%	38,000	89.2%	2.31	4.9%	-1.0%	4.8%

Seattle	95.4%	27,000	69.4%	0.95	2.4%	5.3%	13.3%

Orange County	96.7%	3,000	35.3%	—	0.0%	5.1%	8.9%

San Diego	92.4%	54,000	59.2%	1.99	6.6%	1.5%	4.6%

Mid-Peninsula	84.0%	7,000	35.3%	0.71	2.8%	-8.7%	-11.0%
Flex Totals by Market	90.0%	406,000	72.1%	$3.09	9.1%	-1.0%	2.7%

Office (1)

Northern Virginia	86.6%	68,000	51.6%	$6.91	16.7%	-8.6%	-2.1%

South Florida	100.0%	—	0.0%	—	0.0%	0.0%	0.0%

Suburban Maryland	89.5%	18,000	86.4%	1.54	3.1%	-2.6%	6.1%

Los Angeles	95.1%	3,000	32.3%	4.08	9.5%	3.3%	9.6%

Seattle	64.7%	—	0.0%	—	0.0%	0.0%	0.0%

Mid-Peninsula	82.1%	14,000	80.4%	0.79	1.4%	-2.8%	0.8%
Office Totals by Market	86.8%	103,000	58.5%	$5.09	11.3%	-5.8%	0.2%
Company Totals by Type	92.4%	1,965,000	78.2%	$2.59	6.6%	5.7%	14.8%

(1)	Excludes assets held for sale as of March 31, 2021.
(2)	Average lease term for leases executed during the three months ended March 31, 2021 was 3.2 years.
(3)	Refer to page 22, Definitions and Non-GAAP Disclosures, for the definitions of Transaction Costs as a Percentage of Rents, Cash Rental Rate Change, and Average Net Effective Rent Growth.

Provided within this supplemental information package are measures not defined in accordance with U.S. generally accepted accounting principles (“GAAP”). We believe our presentation of these non-GAAP measures assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. These non-GAAP measures discussed below are not substitutes of other measures of financial performance presented in accordance with GAAP. In addition, other real estate investment trusts (“REITs”) may compute these measures differently, so comparisons among REITs may not be helpful.

Adjusted Cost of Operations – Adjusted cost of operations represents cost of operations, excluding non-cash stock compensation expense for employees whose compensation expense is recorded in cost of operations, which can vary significantly period to period based upon the performance of the Company. The GAAP measure most directly comparable to adjusted cost of operations is cost of operations.

Assets sold or held for sale – Assets sold or held for sale represents 113,000 square feet of assets sold in January 2020 and 40,000 square feet of assets sold in September 2020 and includes 442,000 square feet of assets held for sale. The assets held for sale represent a 244,000 square foot office business park located in Herndon, Virginia, and a 198,000 square foot office oriented flex business park located in Chantilly, Virginia.

Average Net Effective Rent Growth – Average net effective rent growth represents the weighted average percentage change in net effective rents for leases executed during a period compared against the prior leases for the same units. Net effective rent represents average rental payments for the term of a lease on a straight-line basis, excluding operating expense reimbursements

Cash NOI – We utilize cash NOI to evaluate the cash flow performance of our business parks. Cash NOI represents NOI adjusted to exclude non-cash items included in rental income and in cost of operations. The non-cash rental income includes amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible. The non-cash expense is equal to stock compensation expense for employees whose compensation expense is recorded in cost of operations. We believe that cash NOI assists investors in analyzing cash flow performance of our business parks. The GAAP measure most directly comparable to cash NOI is net income.

Cash Rental Income – Cash rental income represents rental income, excluding non-cash rental income, specifically amortization of deferred rent receivable (net of write-offs), in-place lease intangible, tenant improvement reimbursement, and lease incentive intangible.

Cash Rental Income per Available Square Foot – Cash rental income per available square foot is computed by dividing Cash Rental Income for the period by weighted average available square feet for the same period. Cash rental income per available square foot for the three month period is annualized.

Cash Rental Income per Occupied Square Foot – Cash rental income per occupied square foot is computed by dividing Cash Rental Income for the period by weighted average occupied square feet for the same period. Cash rental income per occupied square foot for the three month period is annualized.

Cash Rental Rate Change – Cash rental rate change percentages are computed by taking the percentage difference between outgoing rents (including estimated expense recoveries) and incoming rents (including estimated expense recoveries) for leases executed during the period. Leases executed on spaces vacant for more than the preceding twelve months have been excluded.

Core FFO and Core FFO per share – Core FFO represents FFO excluding the net impact of (i) income allocated to preferred shareholders to the extent redemption value exceeds the related carrying value and (ii) other nonrecurring income or expense items as appropriate. Core FFO per share represents Core FFO allocable to diluted shares and units divided by the weighted average diluted shares and units. We believe our presentation of Core FFO and Core FFO per share assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. The GAAP measures most directly comparable to Core FFO and Core FFO per share are net income and earnings per share, respectively.

Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) – EBITDAre is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) and is often utilized to evaluate the performance of real estate companies. EBITDAre is calculated as GAAP net income before interest, depreciation and amortization and adjusted to exclude gains or losses from sales of depreciable real estate assets and impairment charges on real estate assets. We believe our presentation of EBITDAre assists investors and analysts in evaluating the operating performance of our business activities, including the impact of general and administrative expenses, and without the impact from gains or losses from sales of depreciable real estate assets. The GAAP measure most directly comparable EBITDAre is net income.

Free Cash Available after Fixed Charges – Free cash available after fixed charges represents FAD less dividends and distributions.

Funds Available for Distribution (“FAD”) – FAD is a non-GAAP measure that represents Core FFO adjusted to (a) deduct recurring capital improvements that maintains the condition of our real estate, tenant improvements and lease commissions and (b) remove certain non-cash rental income or expenses such as amortization of deferred rent receivable and non-cash stock compensation expense. We believe our presentation of FAD assists investors and analysts in analyzing and comparing our operating and financial performance between reporting periods. FAD is not a substitute for GAAP net cash flow in evaluating our liquidity or ability to pay dividends, because they exclude investing and financing activities presented on our statements of cash flows. The GAAP measure most directly comparable to FAD is operating cash flow from our statements of cash flows.

Funds from Operations (“FFO”) and FFO per share – FFO and FFO per share are non-GAAP measures defined by NAREIT and are considered helpful measures of REIT performance by REITs and many REIT analysts. FFO represents GAAP net income before real estate depreciation and amortization expense, gains or losses on sales of operating properties and land and impairment charges on real estate assets, which are excluded because it does not accurately reflect changes in the value of our business parks. FFO per share represents FFO allocable to diluted shares and units, divided by aggregate diluted shares and units. The GAAP measure most directly comparable to FFO and FFO per share are net income and earnings per share, respectively.

Net Operating Income (“NOI”) – We utilize NOI, a non-GAAP financial measure, to evaluate the operating performance of our business parks. We define NOI as rental income less adjusted cost of operations (described below). We believe NOI assists investors in analyzing the performance and value of our business parks by excluding (i) corporate overhead (i.e. general and administrative expenses) because it does not relate to the results of our business parks, (ii) depreciation and amortization expense because it does not accurately reflect changes in the fair value of our business parks and (iii) stock compensation expense because this expense item can vary significantly from period to period and thus impact comparability across periods. The GAAP measure most directly comparable to NOI is net income.

Non-Recurring Property Renovations – Non-recurring property renovations represents renovations that substantially enhance the value of a property, including capitalized costs associated with repositioning acquired assets.

Non-Same Park – Non-Same Park includes assets acquired on or subsequent to January 1, 2019.

Recurring Capital Expenditures – Recurring capital expenditures are capitalized costs necessary to continue to operate the property at its current economic value. Capital improvements in excess of $2,000 with a useful life greater than 24 months are capitalized. Lease transaction costs (i.e. tenant improvements and leasing commissions) of $1,000 or more for leases with terms greater than 12 months are capitalized. All leasing costs, including first generation tenant improvements and leasing commissions, are included in recurring capital expenditures.

Retained Cash – Retained cash represents free cash available after fixed charges less non-recurring property renovations and funds used for development and redevelopment.

Same Park – Same Park includes assets acquired prior to January 1, 2019.

Transaction Costs as a Percentage of Rents – Transaction costs as a percentage of rents are computed by taking the total transaction costs divided by the total rents (including estimated expense recoveries) over the term of the lease.